GUIDESTONE FUNDS
Supplement dated December 18, 2025
to
Prospectus and Summary Prospectus each dated May 1, 2025,
for the Low-Duration Bond Fund and Defensive Market Strategies® Fund
This supplement provides new information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
I.  SUB-ADVISER CHANGE FOR THE LOW-DURATION BOND FUND
Effective on January 1, 2026, Brown Brothers Harriman Credit Partners, LLC (“BBHCP”) will become a sub-adviser to the Low-Duration Bond Fund (“LDBF”). Brown Brothers Harriman & Co. (“BBH”) recently created a new U.S. subsidiary in BBHCP. This SEC-registered investment adviser houses the fixed income team and strategies formerly of BBH, of which the LDBF is a client. Upon effectiveness, BBHCP will become the sub-adviser to an assigned portion of the LDBF that was previously allocated to BBH, and all references to BBH will be deleted in their entirety and replaced with BBHCP.
In the section “Sub-Advisers and Portfolio Managers” for the LDBF, beginning on page 79, the disclosure for BBH is deleted in its entirety and replaced with the following:

Brown Brothers Harriman Credit Partners, LLC
Andrew Hofer Portfolio Co-Manager	Since March 2025
Neil Hohmann Portfolio Co-Manager	Since March 2025
Paul Kunz, CFA Portfolio Co-Manager	Since March 2025
Under the heading “Sub-Advisers” for the LDBF, on page 216, the disclosure for BBH is deleted in its entirety and replaced with the following:
Brown Brothers Harriman Credit Partners, LLC (“BBHCP”), 140 Broadway, New York, New York 10005: BBHCP, is a Delaware limited liability company, founded in 2025. It is a majority owned subsidiary of, and controlled by, Brown Brothers Harriman & Co. (“BBH”) which was founded in 1818. BBHCP is a registered investment adviser and serves as an investment adviser or sub-adviser to mutual funds that are registered under the 1940 Act, private funds, institutional separately managed accounts, collective investment trusts and collective investment funds organized under the Undertakings for Collective Investments in Transferable Securities. BBHCP commenced operations and became a sub-adviser on January 1, 2026. As of September 30, 2025, BBHCP’s parent, BBH, had assets under management of approximately $96.7 billion. The portfolio managers who are jointly and primarily responsible for the day-to-day management of an assigned portion of the Low-Duration Bond Fund are Andrew Hofer, Portfolio Co-Manager, Neil Hohmann, Partner of BBH and Portfolio Co-Manager and Paul Kunz, CFA, Portfolio Co-Manager. Messrs. Hofer, Hohmann and Kunz each began serving as portfolio managers of BBHCP upon the commencement of operations, and previously had more than five years of investment management experience with BBH.
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II. PORTFOLIO MANAGER UPDATES FOR THE DEFENSIVE MARKET STRATEGIES® FUND
Effective November 3, 2025, Tim Hutfilz, Senior Vice President and Portfolio Manager of Shenkman Capital Management, Inc. (“Shenkman”), began serving as a portfolio manager to the firm’s assigned portion of the Defensive Market Strategies® Fund (“DMSF”).
In addition, effective December 1, 2025, Thomas Whitley, Senior Vice President and Portfolio Manager of Shenkman, no longer serves as a portfolio manager to the firm’s assigned portion of the DMSF. Upon effectiveness, all references to Mr. Whitley are deleted in their entirety.
In the section “Sub-Advisers and Portfolio Managers” for the DMSF, on page 110, the disclosure for Shenkman is deleted in its entirety and replaced with the following:

Shenkman Capital Management, Inc.
Jordan Barrow Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager	Since July 2015
Jeffrey Gallo Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager	Since July 2022
Tim Hutfilz Senior Vice President, Portfolio Manager	Since November 2025
Mark R. Shenkman President	Since September 2011
Justin W. Slatky Executive Vice President and Chief Investment Officer	Since October 2016
Under the heading “Sub-Advisers” for the DMSF, beginning on page 220, the disclosure for Shenkman is deleted in its entirety and replaced with the following:
Shenkman Capital Management, Inc. (“Shenkman”), 151 West 42nd Street, 29th Floor, New York, New York 10036: Shenkman is an independently owned, registered investment adviser founded in July 1985 by Mark R. Shenkman, President. Since its inception, Shenkman’s business has been focused on researching and investing across the entire capital structure of highly leveraged companies through in-depth, bottom-up, fundamental credit analysis. As of September 30, 2025, the firm had assets under management of approximately $38.0 billion, which includes $3.6 billion managed by an affiliate. Shenkman employs a team approach to portfolio management. Justin W. Slatky, Executive Vice President and Chief Investment Officer, is responsible for setting strategies and direction with respect to the firm’s investment-related activities. Mr. Shenkman has ultimate responsibility with respect to the firm’s operations, including its strategic direction, client relationships and investment program. The primary day-to-day oversight responsibilities of the portion of the Defensive Market Strategies Fund assigned to Shenkman are conducted by Messrs. Shenkman and Slatky. The primary day-to-day management of the portion of the Defensive Market Strategies Fund assigned to Shenkman is conducted by Jordan Barrow, Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager, Jeffrey Gallo, Senior Vice President, Co-Head of Liquid Credit and Portfolio Manager, and Tim Hutfilz, Senior Vice President and Portfolio Manager. Messrs. Slatky, Barrow and Gallo have all been with the firm for more than five years. Mr. Hutfilz has been with the firm since November 2025, and prior to joining Shenkman, Mr. Hutfilz served 20 years as a Partner and Managing Director at TPG Angelo Gordon.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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